Exhibit 99.1
UpHealth Holdings Takes Steps to Enforce the International Court of Arbitration’s Final Award to UpHealth Holdings of more than $110 Million in Damages in Breach of Contract Lawsuit Involving the 2020 Purchase by UpHealth of Glocal Healthcare Systems

DELRAY BEACH, Fla., April 1, 2024 (GLOBE NEWSWIRE) – UpHealth, Inc. (“UpHealth”) (OTC: UPHL), a leading provider of a full continuum of behavioral health solutions through the utilization of evidence-based treatments and services, today provided an update on the efforts of UpHealth Holdings, Inc. (“Holdings”), a wholly-owned direct subsidiary of UpHealth, to enforce the International Court of Arbitration of the International Chamber of Commerce (the “ICA”)’s Final Award to Holdings and against Glocal Healthcare Systems (“Glocal”) and several of Glocal’s officers and shareholders (together with Glocal, the “Respondents”).

Holdings, pursuant to a Share Purchase Agreement dated October 30, 2020, acquired a supermajority of the shares of Glocal in a series of transactions from November 20, 2020 to August 27, 2021 and, as the Tribunal noted, “it is incontrovertible that [Holdings] holds 94.81% of the shares in Glocal”. In particular, the Tribunal found that the Respondents “failed to give [Holdings] control of [Glocal]” after the closing of the acquisition, despite the payment in full of the acquisition consideration, and noted that the Calcutta High Court also agreed that Holdings has invested approximately Rs 2100 crores in Glocal.

Holdings acquired Glocal in order to provide it with the capital and advanced technology required to increase the number of comprehensive primary care and specialty consultations provided to vulnerable populations in India’s rural and dense urban centers through Glocal’s hospitals and onsite digital dispensaries and clinics. In addition to investing millions of U.S. dollars in working capital to fund Glocal’s growth, UpHealth also commissioned a strategic study by McKinsey & Co. and hired local Indian executives with extensive multinational experience to enable even more patients across India to receive high quality, affordable healthcare services.

In the Final Award transmitted on March 18, 2024, the arbitral tribunal (“Tribunal”) found the Respondents liable for breach of contract and directed them to pay Holdings up to $110.2 million in damages, as well as most of the legal costs and other expenses that Holdings incurred in the arbitration. The $110.2 million damages are apportioned based on the shareholders percentage of each of the Indian directors and shareholders of Glocal: 34.38% to be paid by Dr. Syed Sabahat Azim, 34.38% by Richa Sana Azim, 4.69% by Mr. Gautam Chowdhury, 22.54% by Mr. Meleveetil Damodaran, and 4.02% by Kimberlite Social India Private Limited.

Holdings is in the process of filing an ‘Enforcement Petition’ to immediately enforce certain portions of the Final Award and has filed a petition, which is expected to be heard on April 2, 2024, under Section 9 of the (Indian) Arbitration and Conciliation Act, 1996 seeking certain interim reliefs in aid of the Final Award including requiring Respondents to disclose and to not alienate their assets and requiring each Respondent to fund capital in amounts equal to their apportionment of the Final Award.

“UpHealth Holdings acquired Glocal in 2021 to embark in a purposeful mission to provide high-quality medical care to the underserved communities in India’s rural and dense urban centers through Glocal’s hospitals and onsite digital dispensaries and clinics and we continue to believe in this mission. As the ICA confirmed and validated UpHealth’s ownership of Glocal as per the lawfully executed purchase agreement, it is critically important to pursue enforcement of the Tribunal’s Final Award to recover and take control of our assets. This will provide further confidence with other foreign investors to continue to invest in India in order to better the access of vulnerable populations to high quality, cost-effective healthcare services,” said Martin Beck, Chief Executive Officer of UpHealth.

About UpHealth

UpHealth, Inc. is a leading provider of a full continuum of behavioral health solutions through the utilization of evidence-based treatments and services. Operating through its TTC Healthcare, Inc. subsidiary, UpHealth targets mental health issues and substance use disorders with services provided by psychiatrists, physicians, neurologists, licensed therapists, and clinical social workers. The company’s levels of care include detox, residential, partial hospitalization programs, intensive outpatient programs, outpatient, and telehealth. UpHealth’s clients include health plans, healthcare providers and community-based organizations. For more information, please visit https://uphealthinc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the enforcement of the Final Award and the amounts to be paid to Holdings by the Respondents pursuant to the Final Award, control of Glocal and its operation, the projected operation and financial performance of UpHealth and its various subsidiaries, its product offerings and developments and reception of its product by customers, and UpHealth’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of UpHealth’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of UpHealth considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including whether the Respondents will comply with the Final Award, including by paying the amounts awarded to Holdings as set forth therein, uncertainty with respect to how the Indian courts shall decide various matters that are before them, whether UpHealth will be able to regain and sustain compliance with the continued listing standards of the NYSE or comply with the initial listing standards of another national securities exchange, the ability of UpHealth to service or otherwise pay its debt obligations, including to holders of UpHealth’s convertible notes, the mix of services utilized by UpHealth’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of UpHealth to expand what it does for existing customers as well as to add new customers and that UpHealth will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. UpHealth undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.